BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 9th day of October, 2011, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $15,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $13,800,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

         The Parties, therefore, agree that:

       1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

       2. Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th through the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

       3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

       4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

       5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

       6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund II
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Active Dividend Income Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Defined Portfolio Fund, LLC
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Series Fund


By:  /s/ James A. Bowen
     -----------------------------
       James A. Bowen, President





First Trust Advisors L.P.
First Trust Portfolios L.P.


By:  /s/ James A. Bowen
     -----------------------------
       James A. Bowen, CEO

                                   APPENDIX A

FIRST DEFINED PORTFOLIO FUND, LLC
     Global Dividend Target 15 Portfolio
     NASDAQ(R) Target 15 Portfolio
     S&P Target 24 Portfolio
     Target Managed VIP Portfolio
     The Dow(R) DART 10 Portfolio
     The Dow(R) Target Dividend Portfolio
     Value Line(R) Target 25 Portfolio
     Target Focus Four Portfolio

CLOSED-END FUNDS
   Energy Income and Growth Fund
   First Trust Enhanced Equity Income Fund
   First Trust Senior Floating Rate Income Fund II
   Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
   First Trust Mortgage Income Fund
   First Trust Strategic High Income Fund II
   First Trust/Aberdeen Emerging Opportunity Fund
   First Trust Specialty Finance and Financial Opportunities Fund
   First Trust Active Dividend Income Fund
   First Trust High Income Long/Short Fund

FIRST TRUST EXCHANGE-TRADED FUNDS

First Trust Exchange-Traded Fund
   First Trust Dow Jones Select MicroCap Index(SM) Fund
   First Trust Morningstar Dividend LeadersSM Index Fund
   First Trust US IPO Index Fund
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
   First Trust Dow Jones Internet Index(SM) Fund
   First Trust Strategic Value Index Fund
   First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
   First Trust ISE Water Index Fund
   First Trust ISE Revere Natural Gas Index Fund
   First Trust ISE Chindia Index Fund
   First Trust Value Line(R) 100 Exchange-Traded Fund
   First Trust NASDAQ ABA Community Bank Index Fund

First Trust Exchange-Traded AlphaDEX(R) Fund
     First Trust Consumer Discretionary AlphaDEX(R) Fund
     First Trust Consumer Staples AlphaDEX(R) Fund
     First Trust Energy AlphaDEX(R) Fund
     First Trust Financial AlphaDEX(R) Fund
     First Trust Health Care AlphaDEX(R) Fund
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund
     First Trust Materials AlphaDEX(R) Fund
     First Trust Technology AlphaDEX(R) Fund
     First Trust Utilities AlphaDEX(R) Fund
     First Trust Large Cap Core AlphaDEX(R) Fund
     First Trust Mid Cap Core AlphaDEX(R) Fund
     First Trust Mid Cap Growth AlphaDEX(R) Fund
     First Trust Small Cap Core AlphaDEX(R) Fund
     First Trust Small Cap Value AlphaDEX(R) Fund
     First Trust Small Cap Growth AlphaDEX(R) Fund
     First Trust Large Cap Value AlphaDEX(R) Fund
     First Trust Large Cap Growth AlphaDEX(R) Fund
     First Trust Multi Cap Value AlphaDEX(R) Fund
     First Trust Multi Cap Growth AlphaDEX(R) Fund
     First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded Fund II
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust STOXX(R) European Select Dividend Index Fund
   First Trust Dow Jones Global Select Dividend Index Fund
   First Trust ISE Global Wind Energy Index Fund
   First Trust ISE Global Engineering and Construction Index Fund
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust ISE Global Copper Index Fund
   First Trust ISE Global Platinum Index Fund
   First Trust BICK Index Fund
   First Trust ISE Cloud Computing Index Fund
   First Trust NASDAQ CEA Smartphone Index Fund
   First Trust NASDAQ Global Auto Index Fund

First Trust Exchange-Traded AlphaDEX Fund II
   First Trust Developed Markets Ex-US AlphaDEX(R) Fund
   First Trust Emerging Markets AlphaDEX(R) Fund
   First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund
   First Trust Europe AlphaDEX(R) Fund
   First Trust Latin America AlphaDEX(R) Fund
   First Trust Brazil AlphaDEX(R) Fund
   First Trust China AlphaDEX(R) Fund
   First Trust Japan AlphaDEX(R) Fund
   First Trust South Korea AlphaDEX(R) Fund

FIRST TRUST SERIES FUND
   First Trust Preferred Securities and Income Fund
   First Trust/Confluence Small Cap Value Fund

                                   APPENDIX B

                                                                                                   RULE 17G-1
                                                                                                    REQUIRED
                                                                                                  BOND LIMITS
FIRST DEFINED PORTFOLIO FUND                                                                             N/A
    Global Dividend Target 15 Portfolio                                                                  N/A
    NASDAQ(R) Target 15 Portfolio                                                                        N/A
    S&P Target 24 Portfolio                                                                              N/A
    Target Managed VIP Portfolio                                                                         N/A
    The Dow(R) DART 10 Portfolio                                                                         N/A
    The Dow(R) Target Dividend Portfolio                                                                 N/A
    Value Line(R) Target 25 Portfolio                                                                    N/A
---------------------------------------------------------------------------------------------- --------------
SUB-TOTAL                                                                                           $525,000


FIRST TRUST CLOSED-END FUNDS
    Energy Income and Growth Fund                                                                   $900,000
    First Trust Enhanced Equity Income Fund                                                         $750,000
    First Trust Senior Floating Rate Income Fund II                                                 $900,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                    $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                             $750,000
    First Trust Mortgage Income Fund                                                                $450,000
    First Trust Strategic High Income Fund                                                          $400,000
    First Trust Strategic High Income Fund II                                                       $400,000
    First Trust Strategic High Income Fund III                                                      $400,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                  $525,000
    First Trust Specialty Finance and Financial Opportunities Fund                                  $525,000
    First Trust Active Dividend Income Fund                                                         $450,000
    First Trust High Income Long/Short Fund                                                       $1,000,000
---------------------------------------------------------------------------------------------- --------------
SUB-TOTAL                                                                                         $8,050,000


FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index(SM) Fund                                                 N/A
    First Trust Morningstar Dividend LeadersSM Index Fund                                                N/A
    First Trust US IPO Index Fund                                                                        N/A
    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                                 N/A
    First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                              N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                       N/A
    First Trust Dow Jones Internet Index(SM) Fund                                                        N/A
    First Trust Strategic Value Index Fund                                                               N/A
    First Trust Value Line(R) Equity Allocation Index Fund                                               N/A
    First Trust Value Line(R) Dividend Index Fund                                                        N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                           N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                          N/A
    First Trust S&P REIT Index Fund                                                                      N/A
    First Trust ISE Water Index Fund                                                                     N/A
    First Trust ISE Revere Natural Gas Index Fund                                                        N/A
    First Trust ISE Chindia Index Fund                                                                   N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                   N/A
    First Trust NASDAQ ABA Community Bank Index Fund                                                     N/A
---------------------------------------------------------------------------------------------- --------------
SUB-TOTAL                                                                                         $1,900,000


FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                                 N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                       N/A
    First Trust Energy AlphaDEX(R) Fund                                                                 N/A
    First Trust Financial AlphaDEX(R) Fund                                                              N/A
    First Trust Health Care AlphaDEX(R) Fund                                                            N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                          N/A
    First Trust Materials AlphaDEX(R) Fund                                                              N/A
    First Trust Technology AlphaDEX(R) Fund                                                             N/A
    First Trust Utilities AlphaDEX(R) Fund                                                              N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                         N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                           N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                         N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                         N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                        N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                       N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                        N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                               N/A
---------------------------------------------------------------------------------------------- --------------
SUB-TOTAL                                                                                         $1,900,000


FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                             N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                              N/A
    First Trust ISE Global Wind Energy Index Fund                                                        N/A
    First Trust ISE Global Engineering and Construction Index Fund                                       N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                             N/A
    First Trust ISE Global Copper Index Fund                                                             N/A
    First Trust ISE Global Platinum Index Fund                                                           N/A
    First Trust BICK Index Fund                                                                          N/A
    First Trust ISE Cloud Computing Index Fund                                                           N/A
    First Trust NASDAQ CEA Smartphone Index Fund                                                         N/A
    First Trust NASDAQ Global Auto Index Fund                                                            N/A
---------------------------------------------------------------------------------------------- --------------
SUB-TOTAL                                                                                           $900,000


FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                                 N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                        N/A
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                   N/A
    First Trust Europe AlphaDEX(R) Fund                                                                  N/A
    First Trust Latin America AlphaDEX(R) Fund                                                           N/A
    First Trust Brazil AlphaDEX(R) Fund                                                                  N/A
    First Trust China AlphaDEX(R) Fund                                                                   N/A
    First Trust Japan AlphaDEX(R) Fund                                                                   N/A
    First Trust South Korea AlphaDEX(R) Fund                                                             N/A
---------------------------------------------------------------------------------------------- --------------
SUB_TOTAL                                                                                           $350,000


FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                     N/A
    First Trust/Confluence Small Cap Value Fund                                                          N/A
---------------------------------------------------------------------------------------------- --------------
SUB-TOTAL                                                                                           $175,000

      GRAND TOTAL                                                                                $13,800,000

                                                APPENDIX C

FIRST DEFINED PORTFOLIO FUND                                                                        PREMIUM
         Target Managed VIP                                                                             $104
         DART 10                                                                                         $22
         Nasdaq Target 15                                                                                $26
         S&P Target 24                                                                                   $35
         Global Target Dividend 15                                                                      $115
         Value Line Target 25                                                                            $38
         Target Focus Four                                                                               $35
         Dow Target Div                                                                                  $80
         ----------------------------------------------------------------------------------- ----------------
             Total                                                                                      $455

FIRST TRUST EXCHANGE-TRADED FUND
         First Trust Dow Jones Select MicroCap Index Fund                                               $273
         First Trust Morningstar Dividend Leaders Index Fund                                          $1,225
         First Trust US IPO Index Fund                                                                   $77
         First Trust NASDAQ-100 Equal Weighted Index Fund                                               $341
         First Trust NASDAQ-100 Technology Sector Index Fund                                            $782
         First Trust Dow Jones Internet Index Fund                                                    $1,975
         First Trust NYSE Arca Biotechnology Index Fund                                               $1,854
         First Trust Strategic Value Index Fund                                                         $160
         First Trust NASDAQ-100 Ex-Technology                                                           $123
         First Trust NASDAQ Clean Edge                                                                  $116
         First Trust NASDAQ(R) ABA Community Bank Index Fund                                             $54
         First Trust ISE Water                                                                          $241
         First Trust ISE-Revere Natural Gas                                                           $1,774
         First Trust ISE Chindia                                                                        $470
         First Trust S&P REIT                                                                         $1,150
         First Trust Value Line Equity Allocation                                                        $30
         First Trust Value Line Dividend Index                                                        $1,483
         First Trust Value Line 100 Exchange-Traded                                                     $267
         ----------------------------------------------------------------------------------- ----------------
             Total                                                                                   $12,395

FIRST TRUST EXCHANGE-TRADED FUND II
         First Trust Dow Jones STOXX European Select Dividend                                            $45
         First Trust FTSE EPRA/NAREIT Developed Markets Real Estate                                     $310
         First Trust Dow Jones Global Select Dividend                                                   $491
         First Trust ISE Global Wind Energy                                                             $180
         First Trust ISE Global Engineering and Construction                                            $150
         First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure                                   $87
         First Trust ISE Global Copper Index Fund                                                       $295
         First Trust ISE Global Platinum Index Fund                                                      $39
         First Trust BICK Index Fund                                                                    $212
         First Trust NASDAQ CEA Smartphone Index Fund                                                    $70
         First Trust NASDAQ Global Auto Index Fund                                                       $17
         First Trust ISE Cloud Computing Index Fund                                                     $273
         ----------------------------------------------------------------------------------- ----------------
             Total                                                                                    $2,169

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
         First Trust Large Cap Core AlphaDEX Fund                                                     $1,117
         First Trust Mid Cap Core AlphaDEX Fund                                                         $963
         First Trust Small Cap Core AlphaDEX Fund                                                       $491
         First Trust Large Cap Value AlphaDEX Fund                                                      $789
         First Trust Large Cap Growth AlphaDEX Fudn                                                     $565
         First Trust Multi Cap Value AlphaDEX Fund                                                      $179
         First Trust Multi Cap Growth AlphaDEX Fund                                                     $173
         First Trust Consumer Discretionary AlphaDEX Fund                                             $1,739
         First Trust Consumer Staples AlphaDEX Fund                                                     $909
         First Trust Energy AlphaDEX Fund                                                               $437
         First Trust Financials AlphaDEX Fund                                                           $361
         First Trust Health Care AlphaDex Fund                                                          $818
         First Trust Industrials AlphaDEX Fund                                                          $260
         First Trust Materials AlphaDEX Fund                                                          $1,358
         First Trust Technology AlphaDex Fund                                                           $623
         First Trust Utilities AlphaDEX Fund                                                            $451
         First Trust Mid Cap Growth AlphaDEX Fund                                                        $22
         First Trust Mid Cap Value AlphaDEX Fund                                                         $12
         First Trust Small Cap Growth AlphaDEX Fund                                                      $21
         First Trust Small Cap Value AlphaDEX Fund                                                        $8
         First Trust Mega Cap AlphaDEX Fund                                                              $17
         ----------------------------------------------------------------------------------- ----------------
             Total                                                                                   $11,313

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
         First Trust Developed Markets ex-US AlphaDEX Fund                                               $48
         First Trust Emerging Markets AlphaDEX Fund                                                      $43
         First Trust Asia Pacific ex-Japan AlphaDEX Fund                                                 $11
         First Trust Europe AlphaDEX Fund                                                                $11
         First Trust Latin America AlphaDEX Fund                                                         $12
         First Trust Brazil AlphaDEX Fund                                                                $33
         First Trust China AlphaDEX Fund                                                                  $9
         First Trust Japan AlphaDEX Fund                                                                 $19
         First Trust South Korea AlphaDEX Fund                                                            $6
         ----------------------------------------------------------------------------------- ----------------
             Total                                                                                      $192

FIRST TRUST OPEN-END FUNDS
         First Trust Preferred Securities and Income Fund                                                $44
         First Trust/Confluence Small Cap Value Fund                                                      $2
         ----------------------------------------------------------------------------------- ----------------
             Total                                                                                       $46

FIRST TRUST CLOSED-END FUNDS
         First Trust Energy Infrastructure Fund                                                       $1,668
         First Trust High Income Long/Short Fund                                                      $2,932
         Macquarie/First Trust Global Opportunity Dividend & Income Fund                                $868
         First Trust Senior Floating Rate Income Fund II                                              $2,464
         Energy Income and Growth Fund                                                                $2,453
         First Trust Enhanced Equity Income Fund                                                      $1,157
         First Trust/Aberdeen Global Opportunity Income Fund                                          $1,887
         First Trust Mortgage Income Fund                                                               $485
         First Trust Strategic High Income Fund II                                                      $876
         First Trust/Aberdeen Emerging Opportunity Fund                                                 $563
         First Trust/ Specialty Finance and Financial Opp Fd.                                           $548
         First Trust Active Dividend Income Fund                                                        $369
         ----------------------------------------------------------------------------------- ----------------
             Total                                                                                   $16,270


             First Trust Advisors L.P.                                                               $24,990
             First Trust Portfolios L.P.                                                              $3,570

             TOTAL                                                                                   $71,400